EXHIBIT 10.14













                                    BDM



                              RETIREMENT PLAN




           (As Amended and Restated Effective December 26, 1989)




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                             TABLE OF CONTENTS

                                                                      Page
                                                                      ----

Introduction  . . . . . . . . . . . . . . . . . . . . . . . . . . .     1

Article 1 - Name and Definitions
--------------------------------

1.1     Name  . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
1.2     Definitions . . . . . . . . . . . . . . . . . . . . . . . .     2
1.3     Gender and Number . . . . . . . . . . . . . . . . . . . . .     9

Article 2 - Eligibility for Membership
--------------------------------------

2.1     Eligibility for Membership  . . . . . . . . . . . . . . . .    10
2.2     Termination of Membership . . . . . . . . . . . . . . . . .    10

Article 3 - Service
-------------------

3.1     Benefit Service . . . . . . . . . . . . . . . . . . . . . .    11
3.2     Vesting Service . . . . . . . . . . . . . . . . . . . . . .    11
3.3     Limitation of Service Credited  . . . . . . . . . . . . . .    11

Article 4 - Eligibility for Benefits
------------------------------------

4.1     Normal Retirement . . . . . . . . . . . . . . . . . . . . .    12
4.2     Early Retirement  . . . . . . . . . . . . . . . . . . . . .    12
4.3     Late Retirement . . . . . . . . . . . . . . . . . . . . . .    12
4.4     Termination of Employment; Vesting  . . . . . . . . . . . .    12
4.5     Death Before Benefit Payments Commence  . . . . . . . . . .    13

Article 5 - Computation of Benefits
-----------------------------------

5.1     Normal Retirement Benefit . . . . . . . . . . . . . . . . .    14
5.2     Early Retirement Benefit  . . . . . . . . . . . . . . . . .    15
5.3     Late Retirement Benefit . . . . . . . . . . . . . . . . . .    16
5.4     Deferred Vested Benefit . . . . . . . . . . . . . . . . . .    16
5.5     Death Benefit Before Benefit Payments Commence  . . . . . .    16

Article 6 - Payment of Benefits
-------------------------------

6.1     Payment Period  . . . . . . . . . . . . . . . . . . . . . .    18
6.2     Suspension of Benefits on Reemployment of Retired Employees    18
6.3     Facility of Payment . . . . . . . . . . . . . . . . . . . .    19
6.4     Form of Payment at Retirement . . . . . . . . . . . . . . .    20
6.5     Direct Rollovers  . . . . . . . . . . . . . . . . . . . . .    24




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                                                                       Page
                                                                       ----

Article 7 - Financing
---------------------


7.1     Funding Policy and Method . . . . . . . . . . . . . . . . .    26
7.2     Company Contributions . . . . . . . . . . . . . . . . . . .    28
7.3     Irrevocability  . . . . . . . . . . . . . . . . . . . . . .    28

Article 8 - Administration
--------------------------

8.1     Committee on Employee Benefits  . . . . . . . . . . . . . .    30
8.2     Fiduciary Duties  . . . . . . . . . . . . . . . . . . . . .    31
8.3     Procedure and Compensation  . . . . . . . . . . . . . . . .    33
8.4     Insurance, Indemnification, and Bond  . . . . . . . . . . .    33

Article 9 - Amendment, Duration, Termination, and Merger
--------------------------------------------------------

9.1     Amendment and Duration of the Plan  . . . . . . . . . . . .    35
9.2     Termination of the Plan . . . . . . . . . . . . . . . . . .    35
9.3     Merger of the Plan  . . . . . . . . . . . . . . . . . . . .    37

Article 10 - Limitations on Contributions and Benefits
------------------------------------------------------

10.1    Maximum Benefit . . . . . . . . . . . . . . . . . . . . . .    38
10.2    Additional Limitation on Benefits . . . . . . . . . . . . .    41
10.3    Temporary Limitations . . . . . . . . . . . . . . . . . . .    43

Article 11 - Miscellaneous
--------------------------

11.1    Inalienability of Benefits  . . . . . . . . . . . . . . . .    47
11.2    Rights of Participants  . . . . . . . . . . . . . . . . . .    47
11.3    Representations to Fiduciaries  . . . . . . . . . . . . . .    47
11.4    Applicable Law  . . . . . . . . . . . . . . . . . . . . . .    47
11.5    Terminated Vested Members as of December 25, 1984 . . . . .    48
11.6    Pre-Retirement Death Benefit Effective August 24, 1984  . .    49

Article 12 - Top Heavy Provisions
---------------------------------

12.1    Determination of Top Heavy Plan . . . . . . . . . . . . . .    50
12.2    Special Minimum Vesting Rules . . . . . . . . . . . . . . .    50
12.3    Special Minimum Benefit Accruals  . . . . . . . . . . . . .    51
12.4    Special Benefit Limitations . . . . . . . . . . . . . . . .    52
12.5    Special Rules for Terminated Employees  . . . . . . . . . .    53

                                       BDM

                                 RETIREMENT PLAN

               (As Amended and Restated Effective December 26, 1989)



The predecessor corporation of BDM Federal, Inc. established the BDM Retirement

Plan for the benefit of its employees effective July 1, 1972. The Plan has been amended from time to time and is now being amended and restated in its entirety effective December 26, 1989, except where other effective dates are provided.

Except as provided in Sections 11.5 and 11.6, the rights of persons who retired or otherwise terminated employment prior to December 26, 1989 will be governed by the terms of the Plan as in effect on their date of retirement or termination; provided, however, that each retirement benefit which commenced on or prior to January 1, 1988 and which is being paid under the Plan as of

January 1, 1988, shall be increased effective January 1, 1988 by 3% multiplied by the number of full years which have elapsed from the commencement date of the retirement benefit payment to January 1, 1988.



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                                    -2-



                                 Article 1

                            NAME AND DEFINITIONS
                            --------------------



1.1 - Name. The retirement plan as set forth herein or in any amendment hereof
----------

shall be known as the BDM Retirement Plan, herein referred to as the "Plan".

1.2 - Definitions. For purposes of this Plan, the following terms when
-----------------

capitalized shall have the following meanings:

     a.   "Active Member" means an Employee who has met the eligibility requirements of Article 2 and who is employed at the date in question.

     b.   "Actual Retirement Date" of a Member means the date on which a

          Member actually retires from the service of the Corporation,

          except that the Actual Retirement Date of a Member who is

          entitled to a Deferred Vested Benefit under Section 4.4 shall be the date upon which the payment of such benefit commences.

     c.   "Affiliate Corporation" means any corporation which is a member of a controlled group of corporations (as defined in Section

          414(b), (c), (m), or (o) of the Code) which includes the Company.

     d.   "Approved Leave of Absence" means any approved leave of absence from employment granted pursuant to the official leave of

          absence policy of an Affiliate Corporation.

     e.   "Average Annual Past Service Compensation" means the arithmetic average of annual Compensation for up to five continuous Plan

          Years for which such average is the highest prior to December 26,

          1989. The number of years included in determining such average is the number of continuous Plan Years for which Benefit

















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                                    -3-



          Service was earned, up to a maximum of five. Plan Years which could otherwise be the first and/or last years included in determining such average and which are Plan Years for which annual compensation was not received for the entire Plan Year

          (whether or not Benefit Service was earned) may or may not be included in determining such average.

     f.   "Beneficiary" means (i) a spouse entitled to receive a survivor's benefit under Section 5.5 or Section 6.4.a., or (ii) a person designated by the Member, with the right of the Member designation,

          or (iii) other than provided in (i) above, the Member's estate if the Member does not designate a person or if the designated person does not survive the Member, provided that clauses (ii)

          and (iii) are subject to the spousal consent provisions of

          Section 6.4.d. and e.

     g.   "Benefit Service" is defined in Section 3.1.

     h.   "Board of Directors" means the Board of Directors of BDM Federal,

          Inc., or any successor thereto.

     i.   "Code" means the Internal Revenue Code of 1986, as amended.

     j.   "Committee" means the Committee on Employee Benefits provided for in Section 8.1.a.

     k.   "Company" means BDM Federal, Inc. and any other company which by appropriate action shall adopt the Plan.

     l.   "Compensation" means (i) for any period after June 25, 1984, base salary and wages paid by the Company during such period

          (including any before-tax contributions to the BDM International,

          Inc. 401(k) Plus Plan or any other plan of the Company which meets the requirements of Section 401(k) or Section 125 of the

          Code), plus



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                                    -4-



          bonus earned for performance during such period regardless of when paid by the Company, plus holiday bonus, plus Foreign

          Service Differentials paid by the Company during such period,

          plus imputed income from group term life insurance provided by the Company for such period, and (ii) for any period prior to

          June 26, 1984, compensation for such period as defined under the

          Plan as in effect on June 25, 1984. Notwithstanding the above,

          all stock bonuses paid prior to December 31, 1984 are not to be considered as compensation.

          For Plan Years commencing after December 31, 1988, Compensation considered under the Plan shall not exceed the amount specified under

          Section 401(a)(17) of the Code ($200,000 as adjusted). For Plan Years commencing after December 31, 1993, the Plan shall not consider

          Compensation in excess of the reduced 401(a)(17) limit of $150,000 as adjusted. In no event will the application of the 401(a)(17) limits in

          1989 or the 1994 reduction in the 401(a)(17) limits reduce the benefit earned by a Member prior to the effective date of the imposition of the limitation or its subsequent reduction. The compensation limit for any Plan Year is the 401(a)(17) limit in effect on January 1 of the calendar year in which such Plan Year began.

     m.   "Corporation" means BDM International, Inc., or any successor thereto, and any Affiliate Corporation.

     n.   "Covered Compensation" for a Plan Year means the average of the

          Social Security Wage Bases in effect for each calendar year during the 35-year period ending with the last day of the

          calendar year in which the Member attains or will attain his

          Social Security Retirement Age. For Plan Years prior to

          December 26, 1994, such





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                                    -5-



          average is rounded to the nearest $600. In determining a Member's

          Covered Compensation, the Social Security Wage Base in effect at the beginning of the current Plan Year will be assumed to be the same for all future years.

     o.   "Employee" means any employee in the service of the Corporation,

          including a person on a Military Leave of Absence or an Approved

          Leave of Absence.

     p.   "ERISA" means the Employee Retirement Income Security Act of 1974 as amended from time to time.

     q.   "Foreign Service Differentials" means amounts paid because of employment outside of the United States in the form of an add-on percentage or flat dollar amount increase to the Employee's base salary/wages. These include hazardous duty (as defined by the

          U.S. Secretary of Defense), remote location allowances, and foreign service premiums. Not included are other premiums such as

          COLA, quarters allowances, dependent education costs, and tax preparation fees which are considered reimbursement of Employee expenses. Also not included are continuous service bonuses,

          completion bonuses, and R&R payments which may be paid due to lengthy assignments.

     r.   "Fund" means the fund established in accordance with Article 7.

     s.   "Hour of Service" means any hour for which an Employee is

          directly or indirectly paid or entitled to payment by the

          Corporation for performance of duties or for reasons other than the performance of duties, including regular time, overtime,

          vacations and pooled time off (including hours of accrued

          vacation and pooled time off paid to an Employee at the time of termination of employment, but excluding hours for which an employee is paid but has not taken while an Employee), compensatory time (including hours of accrued compensatory time paid to an employee at time of termination of employment, but excluding hours for which an employee is paid but has not taken while an Employee), holidays, sickness, disability, layoff, and similar paid periods, but excluding such time for which the

          Employee is not paid or entitled to payment, and also including any hours for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Corporation, such hours to be credited for the Plan Year to which the award or agreement pertains rather than the Plan Year of payment. However,

          no more than 501 hours of service shall be credited on account of any single period during which the employee performs no duties.

          Hours of Service shall include any such hours for service with any company which is a predecessor employer (as provided in

          Section 414(a) of the Code) of the Corporation, service with any company which is a member of a controlled group of corporations

          (as defined in Section 414(b) of the Code) which includes the

          Corporation, service with any trade or business under common control (as provided in Section 414(c) of the Code) with the

          Corporation, and service with any entity which is aggregated with the Corporation under Section 414(o) of the Code. In the case of an Employee on a Military Leave of Absence, as permitted by law,

          each such Employee shall be credited with 40 Hours of Service per week during such Military Leave of Absence. Such hours shall be credited to the Employee for the Plan Year or Years in which such

          Military Leave of Absence occurs, except that such credit shall be given at the time the Employee makes timely application for reemployment by the Affiliate Corporation. The foregoing

          provisions shall be administered in accordance with Section

          2530.200b-2 of the

















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                                    -7-





          Department of Labor Regulations. Nothing herein shall be

          construed as denying an Employee credit for an Hour of Service if credit is required by ERISA or other Federal law.

     t.   "Member" means an Employee who is eligible to participate in the

          Plan as provided in Article 2 and includes a former Employee until he ceases to be a Member in accordance with Section 2.2.

     u.   "Military Leave of Absence" means absence from work due to active duty for training or service in the Armed Forces of the United

          States, including a Reserve component thereof or the Public

          Health Service, provided that at the time the Employee makes application for reemployment by the Affiliate Corporation, he is entitled to reemployment rights under Federal law.

     v.   "Normal Retirement Date" of a Member is defined in Section 4.1.

     w.   "Period Since Last Employment" means the most recent number of consecutive Service Breaks between the last Plan Year credited towards Vesting Service and the Plan Year that contains the date of reemployment.

     x.   "Plan Year" means the twelve-month period beginning on December

          26 and ending on December 25.

     y.   "Service Break" means a Plan Year during which an Employee fails to complete more than 500 Hours of Service. In the case of an

          Employee on an Approved Leave of Absence solely for the purposes of determining whether a Plan Year in which he is on such a leave constitutes a Service Break (and for no other purpose), he shall be credited with 40 Hours of Service per week, as permitted by law, during such Approved Leave of Absence. Such hours shall be credited to the Employee for the

          Plan Year or Years in which the Approved Leave of Absence occurs,

          except that such credit shall be given only after the Employee returns to active employment with the Affiliate Corporation.

          Notwithstanding the foregoing provisions of this subsection y.,

          in the event an Employee is absent from work by reason of the

          Employee's pregnancy, the birth of a child by the Employee, or child care during the period immediately following the birth or adoption of a child by the Employee, solely for the purposes of determining whether a Plan Year in which such Employee is so absent constitutes a Service Break (and for no other purpose),

          the Employee shall be deemed to have completed (i) the number of hours that normally would have been credited but for the absence,

          or (ii) if the normal work hours are unknown, eight hours of service during each normal workday of such absence; provided,

          however, that the total number of Hours of Service required to be deemed completed for such period of absence shall not exceed 501 and shall be credited only in the Plan Year in which the absence begins (if such crediting is necessary to prevent a Service Break in that Plan Year), or in the following Plan Year. Effective

          August 1, 1993, absences from work because of a period of leave as provided under the Family Medical Leave Act shall be treated in the same manner as pregnancy leaves for determining whether a

          Service Break has occurred.

     z.   "Social Security Benefit" means the estimated Social Security

          Primary Insurance Amount (PIA) payable at the assumed

          commencement date determined using reasonable assumptions with respect to compensation for Social Security purposes, as

          determined by the Company.

     aa.  "Social Security Retirement Age" means age 65 in the case of a

          Member born before January 1, 1938, age 66 for a Member born after

          December 31, 1937 but before January 1, 1955, and age 67 for a Member born after December 31, 1954.

     bb.  "Social Security Wage Base" means the maximum amount of wages subject to taxation under the Federal Social Security Act.

     cc.  "Termination Date" of a Member means the date on which a Member terminates employment with the Corporation, other than by death or retirement.

     dd.  "Trustee" means one or more insurance companies, banks, trust companies, or other financial institutions designated in

          accordance with the provisions of Article 7 to participate in the administration of the Plan and in the investment of the Fund.

     ee.  "Vesting Service" is defined in Section 3.2.

1.3 - Gender and Number. The masculine pronoun whenever used herein shall
-----------------------

include the feminine gender and vice versa, and the singular number as used herein shall include the plural and the plural the singular, unless the context clearly indicates a different meaning.

                                 Article 2



                         ELIGIBILITY FOR MEMBERSHIP
                         --------------------------



2.1 - Eligibility for Membership.  Any person in the employ of the Company
---------------------------------

shall become a Member (i) on his date of employment by the Company, if he completes at least 1,000 Hours of Service during the one-year period following such date of employment, or, if not, (ii) on the first day of the first Plan Year commencing after the date of such employment during which he completes at least 1,000 Hours of Service. Any Employee who was not a

Member on December 31, 1987 solely because age 60 had been attained before employment commenced shall become a Member on December 26, 1987.

2.2 - Termination of Membership. If a Member's Period Since Last Employment
-------------------------------

exceeds five years, and he is not entitled to a Deferred Vested Benefit trader Section 4.4, he will cease to be a Member of the Plan and will forfeit all rights under the Plan. If he subsequently again becomes a

Member, all prior status as a Member will be disregarded for all purposes.


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                                      -11-



                                    Article 3

                                     SERVICE
                                     -------


3.1 - Benefit Service. A Member's Benefit Service shall be determined as
---------------------

                       follows:

     a.   One year of Benefit Service shall be credited for each Plan Year during which a Member has 1,000 Hours of Service with the Company.

     b.   The maximum number of years of Benefit Service used in determining a

          Member's benefit is 20.

3.2 - Vesting Service. A Member's Vesting Service shall be the number of Plan
---------------------

Years during which the Member has 1,000 Hours of Service with the Corporation.

3.3 - Limitation of Service Credited. No more than one year of Benefit Service
------------------------------------

or Vesting Service shall be credited with respect to any Plan Year.

                                    Article 4

                            ELIGIBILITY FOR BENEFITS
                            ------------------------



4.1 - Normal Retirement. "An Active Member who retires on the first day of the
-----------------------

month coincident with or next following his attainment of age 60, herein referred to as his "Normal Retirement Date", shall be entitled to receive a

Normal Retirement Benefit as provided in Section 5.1.

4.2 - Early Retirement. An Active Member may elect to retire early on the first
----------------------

day of any month coincident with or following his attainment of age 55 and completion of 24 months of active regular, full-time employment with the Company and shall be entitled to receive an Early Retirement Benefit commencing on the first day of any month not later than his Normal Retirement Date, as provided in

Section 5.2. Approved leaves of absence periods, except those associated with military duty, do not count toward the completion of the 24 month active,

regular full-time requirement specified above.

4.3 - Late Retirement. At his discretion, an Active Member may postpone his
---------------------

retirement beyond his Normal Retirement Date. Upon retirement, such Member shall be entitled to receive a Late Retirement Benefit as provided in Section 5.3.

4.4 - Termination of Employment; Vesting. An Active Member with five or more
----------------------------------------

years of Vesting Service whose employment is terminated other than by retirement or death, shall be entitled to receive a Deferred Vested Benefit as provided in

Section 5.4.; provided, however, that an Active Member who had transferred to

Ford Motor Company or Ford Aerospace Corporation as of October 22, 1990, but had

Benefit Service in this Plan, shall be, regardless of his years of Vesting

Service, entitled to receive a Deferred Vested Benefit as provided in Section

5.4. An Active Member with fewer than five years of Vesting Service whose employment is terminated other than
by retirement or death, shall have no vested accrued benefit. Upon termination,

such a Member shall be deemed to have received a distribution of such zero vested accrued benefit and his nonvested accrued benefit shall be forfeited. If such a Member resumes covered employment under the Plan, his forfeited nonvested accrued benefit will be restored.

4.5 - Death Before Benefit Payments Commence.
--------------------------------------------

     a.   BEFORE NORMAL RETIREMENT DATE - If a married Member dies, either before or after retirement or other termination of employment but before his benefit payments commence, after becoming eligible for a vested benefit upon termination of employment before his Normal

          Retirement Date, the Member's spouse shall receive a 50% Pre-

          Retirement Death Benefit as provided in Section 5.5.a.

     b.   AFTER NORMAL RETIREMENT DATE - If a Member dies before his Actual

          Retirement Date but on or after his Normal Retirement Date, his spouse, if any, shall receive a benefit as provided in Section 5.5.b.



















































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                                      -14-


                                    Article 5

                             COMPUTATION OF BENEFITS
                             -----------------------


5.1 - Normal Retirement Benefit.
-------------------------------

     a.   The annual Normal Retirement Benefit payable monthly to a Member who becomes eligible therefor under Section 4.1 shall be equal to the sum of benefits calculated below for the consecutive maximum number of years of Benefit Service permitted under Section 3.1.b. which produces the largest benefit.

          (i)  Post-December 25, 1989 Benefit Service
               --------------------------------------

               (1)  1.4% times the Member's Compensation for each Plan Year of

                    Benefit Service up to the Member's Covered Compensation for

                    such Plan Year, plus

               (2)  1.82% times the Member's Compensation for each such Plan

                    Year in excess of the Member's Covered Compensation for such

                    Plan Year.

          (ii) Pre-December 26, 1989 Benefit Service
               -------------------------------------

               (1)    1-1/3% times the Member's Average Annual Past Service

                      Compensation up to the Member's Covered Compensation for

                      1989, plus

               (2)    2% times the Member's Average Annual Past Service

                      Compensation in excess of the Member's Covered

                      Compensation for 1989.

          In no event will any Member's Normal Retirement Benefit be less than the benefit determined on December 25, 1989 based upon the terms of the Plan then in effect.





























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                                      -15-


      b.   In no event will the sum of the benefit for service after December

           25, 1989 and the benefit for service prior to December 26, 1989, as determined in a. above, be less than the greater of (i) the Member's annual benefit as of December 25, 1989 as determined under The BDM

           Corporation Retirement Plan as in effect on December 24, 1989, and

           (ii) an annual benefit equal to 1.3% of the Member's Average Annual

           Past Service Compensation up to Covered Compensation for 1989,

           reduced from age 62 based on factors specified in column (2) below,

           plus 2% of such Average Annual Past Service Compensation in excess of such Covered Compensation, reduced from age 65 based on factors specified in column (3) below, multiplied by Benefit Service as of

           December 25, 1989, up to a maximum of 25 years. The factors are as follows:

              Age at Benefit         Basic            Excess
               Commencement         Factors           Factors
              --------------        -------           -------
                    (1)               (2)               (3)

                     55              0.767             0.486
                     56              0.800             0.529
                     57              0.833             0.577
                     58              0.867             0.615
                     59              0.900             0.654
                     60              0.933             0.692
                     61              0.967             0.731
                     62              1.000             0.769
                     63              1.000             0.846
                     64              1.000             0.923
                     65              1.000             1.000

5.2 - Early Retirement Benefit. The annual Early Retirement Benefit payable
------------------------------

monthly to a Member who becomes eligible therefor under Section 4.2 shall be computed as provided in Section 5.1, based on the Member's Compensation, Covered

Compensation and Benefit Service to his Actual






























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                                      -16-


Retirement Date. Such Early Retirement Benefit will be reduced 5/12ths of 1% for each complete month by which the date benefits commence precedes the Member's

Normal Retirement Date; provided, however, that the benefit, determined as in

Section 5.1.b.(ii) above, will be reduced based on factors as specified in

Section 5.1.b.(ii).

5.3 - Late Retirement Benefit. The annual Late Retirement Benefit payable
-----------------------------

monthly to a Member who becomes eligible therefor under Section 4.3 shall be computed as provided in Section 5.1, based on the Member's Compensation, Covered

Compensation and Benefit Service to his Actual Retirement Date.

5.4 - Deferred Vested Benefit.
-----------------------------

     a.   The annual Deferred Vested Benefit payable monthly to a Member who becomes eligible therefor under Section 4.4 shall be computed as provided in Section 5.1, based on the Member's Compensation, Covered

          Compensation, and Benefit Service to his Termination Date.

     b.   A Member's Deferred Vested Benefit shall commence on the Member's

          Normal Retirement Date unless the Member elects to have payment of his

          Deferred Vested Benefit commence prior to Normal Retirement Date but not before his attainment of age 55 and the completion of 24 months of active regular, full-time employment with the Company. In this event,

          his benefit shall be reduced as provided in Section 5.2.

5.5 - Death Benefit Before Benefit Payments Commence.
----------------------------------------------------

     a.   BEFORE NORMAL RETIREMENT DATE - The Pre-Retirement Death Benefit

          payable to the surviving spouse of a Member who becomes eligible therefor under Section 4.5.a. shall be equal to the benefit the spouse would have received if the Member
          had retired or terminated on the earlier of (i) his actual date of retirement or termination, and (ii) the day preceding his date of death, with benefit payments payable under a 50% joint and survivor benefit as provided in Section 6.4.a. with his spouse as Beneficiary;

          the benefit shall be payable to the spouse commencing on the earliest date at which benefits could have commenced to the Member, unless the spouse elects to defer commencement to a later date, but not later than the Member's Normal Retirement Date.

     b.   AFTER NORMAL RETIREMENT DATE - If a Member dies before his Actual

          Retirement Date but on or after his Normal Retirement Date and his spouse survived him, the 100% joint and survivor benefit shall become effective on the Member's date of death with payments to be made to the Member's spouse determined as if the Member's Actual Retirement

          Date had been the day preceding his date of death.

                                    Article 6

                               PAYMENT OF BENEFITS
                               -------------------



6.1 - Payment Period. Except as otherwise provided in Section 4.5, all benefits
--------------------

shall be payable monthly in an amount equal to 1/12th of the annual benefit,

commencing on the first day of the month coincident with or next following

Actual Retirement Date, death, or elected benefit commencement date, and continuing until the last monthly payment prior to the death of the payee,

provided, however, that, in the case of a Member who attains age 70-1/2 after

December 31, 1987, payment of a retirement benefit shall commence no later than the April 1 next following the calendar year in which the Member attains age 70-

1/2, regardless of whether the Member has retired as of such date; except that for a Member who attained age 70-1/2 during 1988, the payment of a retirement benefit shall commence no later than April 1, 1990.

When a Member commences to receive benefits before his Actual Retirement Date because of attainment of age 70-1/2, his benefits shall be recomputed on

December 25 of the year payments commence and each subsequent December 25 until

Actual Retirement Date under the same form of payment as the benefit that is being paid. Recomputed benefits shall be paid effective with the beginning of the new Plan Year; provided, however, that any increase in benefits from such recomputation shall be reduced by the actuarial value of payments received during the preceding Plan Year using the UP-1984 Table and 6% interest.

6.2 - Suspension of Benefits on Reemployrnent of Retired Employee. If a Member
-----------------------------------------------------------------

who has retired under this Plan is subsequently reemployed by the Corporation prior to the April 1 following the calendar year in which the Member attains age

70-1/2, his retirement benefits under this Plan shall be suspended prior to his

Normal Retirement Date, and for each month in which he completes at least 40 hours of Section 203(a)(3)(B) of ERISA service on or after his Normal

Retirement Date, until his subsequent re-retirement. Upon his subsequent re-

retirement, said Member's benefit shall be based upon his total Benefit Service during his separate periods of employment, reduced by the actuarial value of any payments received prior to Normal Retirement Date or as a lump sum or as a

Social Security leveling benefit, using the UP-1984 Table and 6% interest. If a

Member who has not retired under this Plan works past his Normal Retirement

Date, his retirement benefits under this Plan shall be paid for each month in which he completes less than 40 hours of Section 203(a)(3)(B) of ERISA service on or after his Normal Retirement Date.

6.3 - Facility of Payment.
-------------------------

     a.   If the Committee receives information satisfactory to it that a Member or Beneficiary to whom a benefit is payable from the Fund is, at the time such benefit becomes payable, unable to care for his affairs because of illness or accident, or physically or mentally incompetent to receive such benefit and give a valid release thereof, and that another person or an institution is then maintaining or has custody of such person, and that no guardian, committee, or other representative of the estate of such person has been duly appointed, then the

          Committee may direct payment of such benefit otherwise payable to such

          Member or Beneficiary to such other person or institution which is then maintaining or has custody of such person, and the receipt of such other person or institution shall be a valid and complete discharge for the payment of such benefit.

     b.   Any benefit payable hereunder shall be commuted and paid in one lump sum, if such lump sum is $3,500 or less. Such lump sum shall be determined using the UP-1984 Table and the interest rates which would be used (as of the date of distribution) by the Pension Benefit Guaranty Corporation for purposes of determining the present value of a lump sum payment on plan termination.

6.4 - Form of Payment at Retirement.
-----------------------------------

     a.   A Member who has a spouse on the date his benefit payments commence shall automatically receive a 50% joint and survivor benefit as provided under b.(ii)(3) below with his spouse as Beneficiary. Any other Member shall automatically receive a benefit as provided under

          b.(i) below; however, any Member may elect any optional form of retirement benefit as provided in b. below.

     b.   A Member may elect one of the following forms of benefit payment:

          (i)  A benefit determined under Sections 5.1, 5.2, 5.3, or 5.4, as the case may be, payable for life to the Member.

          (ii) A joint and survivor benefit providing a reduced monthly benefit payable for life to the Member, with 100%, 66-2/3%, or 50% of the reduced benefit, as elected by the Member, continuing after his death for the remaining lifetime of his designated Beneficiary.

               If the Beneficiary is other than the Member's spouse, the Member can elect the 100% option only if the Beneficiary is not more than ten years younger than the Member. The non-spouse

               Beneficiary of a Member may not be more than 24 years younger than the Member if the 66-2/3% option is elected. The reduced retirement benefit payable under this option shall be determined based upon the following schedule:

      Percentage of            Percentage to be Applied to Benefit Payable
      Reduced Benefit          to the Member under b.(i) Above to
      to be Continued          Determine Benefit Payable to the Member
      to Beneficiary           Under this Option
      --------------           ----------------------------------------

      (1)   100%               80% plus (minus) 1% for each full year that
                               the Beneficiary is older (younger) than the Member, plus (minus) 1% for each full year that the Member is below (beyond) his Normal Retirement Date as of the date his benefit payments commence, with a maximum percentage of 99%.

      (2)   66-2/3%            86-2/3% plus (minus) 2/3% for each full year
                               that the Beneficiary is older (younger) than the Member, plus (minus) 2/3% for each full year that the Member is below (beyond) his Normal Retirement Date as of the date his benefit payments commence,with a maximum percentage of 99-1/3%.

      (3)   50%                90% plus (minus) 1/2% for each full year that
                               the Beneficiary is older (younger) than the Member, plus (minus) 1/2% for each full year that the Member is below (beyond) his Normal Retirement Date as of the date his benefit payments commence, with a maximum percentage of 99-1/2%.

Benefit payments under this option shall terminate with the monthly payment preceding the date of death of the Member or his Beneficiary, whoever is last to survive.

(iii)     A ten-year certain and life benefit providing a reduced monthly benefit payable for life to the Member with 120 monthly payments guaranteed to the Member or his Beneficiary in the event of the

          Member's death. The reduced retirement benefit payable to the Member under this option shall be
          equal to the benefit payable to the Member under b.(i) above multiplied by a percentage determined as follows:

               95% plus (minus) 1/2% for each full year that the Member is below (beyond) his Normal Retirement Date as of the date his benefit payments commence, with a maximum percentage of 99-1/2%.

    (iv)  A Social Security leveling benefit providing an increased benefit payable until Social Security Benefits are assumed to commence and then a reduced benefit. The increased benefit payable until Social

          Security Benefits are assumed to commence shall be equal to:

                               A + (B x C), where:
                                        -
                                        D

          A =  the benefit payable to the Member under b.(i) above,

          B =  the estimated Social Security Benefit payable at the date such

               Social Security Benefit is assumed to commence,

          C =  I, reduced 1/180 (5/9%) for each month up to 60 months plus 1/360

               (5/18%) for each month in excess of 60 months that the date of commencement of A precedes the date that the Social Security

               Benefit could commence in an unreduced amount, and

          D =  1, reduced 1/180 (5/9%) for each month up to 60 months plus 1/360

               (5/18%) for each month in excess of 60 months that the date of commencement of B precedes the date that the Social Security

               Benefit could commence in an unreduced amount.

          The reduced benefit payable on and after the date Social Security

          Benefits are assumed to commence shall be equal to the increased benefit payable
               until Social Security Benefits are assumed to commence, minus B,

               where B is as defined above. If this amount is less than zero,

               benefit payments cannot be made under this option based on the selected assumed commencement date for Social Security Benefits.

     c.   The election of any form of retirement benefit shall become effective only upon the Member's Actual Retirement Date, except as provided in

          Section 6.1. In order to provide each Member with an oppommity to make an informed election with respect to the retirement benefit options

          (including an election not to take the joint and survivor benefit provided by a. above), the Committee shall cause to be furnished to each Member a written notification, in non-technical terms, of the availability of the election of the retirement benefit options between

          30 and 90 days before the date the Member's retirement benefits are scheduled to commence. Such written notification shall set out the terms and conditions of the automatic benefit prescribed by a. above and the financial effects of electing any, optional form of retirement benefit described in b. above.

     d.   An election under b. above may be made by the Member without the consent of any other person (except that an election by a married

          Member to take a benefit, other than a joint and survivor benefit with the Member's spouse as Beneficiary, shall require written consent of the Member's spouse, which consent acknowledges the effect of such election and is witnessed by a Plan representative or notary public,

          provided that such election shall be deemed effective without such spousal consent if the Member evidences to the Committee that there is no spouse or the spouse cannot reasonably be located); shall be made on a form prescribed by the

          Committee; and may be made within the 90-day period ending on the date the Member's retirement benefits are scheduled to commence.

     e.   Death of a Member's Beneficiary before the Member's Actual Retirement

          Date shall automatically revoke election of a joint and survivor benefit under b.(ii) above. An election made in accordance with d.

          above may be revoked at any time during the applicable election period on a form prescribed by the Committee, and such revocation will become effective when the form is completed and filed with the Committee.

          Consent of the Members Beneficiary shall not be required for a valid revocation, unless the Beneficiary is the Members spouse. If an election is revoked, either automatically or by filing the prescribed form, a new election may be made at any time during the applicable election period in accordance with d. above. An election made in accordance with d. above will be automatically revoked upon the

          Member's marriage or remarriage prior to the Members Actual Retirement

          Date.

6.5 - Direct Rollovers.
----------------------

     a.   Effective January 1, 1993, a recipient of an eligible rollover distribution may elect, at the time and in the manner prescribed by the Plan, to have any portion of the distribution paid directly to an eligible retirement plan specified by the recipient in a direct rollover.

     b.   An eligible rollover distribution is any distribution described in

          Section 402(c)(4) of the Code of at least $200.

     c.   An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the recipient's eligible rollover distribution. However, in the case of an eligible rollover distribution to a surviving spouse, an eligible retirement plan is only an individual retirement account or individual retirement annuity.

     d.   A recipient includes a Member, a Member's surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, as described in Section 414(p) of the Code.

     e.   A direct rollover is a payment by this Plan to the eligible retirement plan specified by the recipient.

                                    Article 7

                                    FINANCING
                                    ---------



7.1 - Funding Policy and Method.
-------------------------------

     a.   The funding of the Plan and payment of the benefits thereunder shall be provided for through the medium of a Fund held by a Trustee.

     b.   The Trustee shall exercise control and management of the Fund in accordance with an agreement between the Trustee and the Company. To the extent control and management of such Fund is not limited or reserved to another fiduciary of the Plan by the terms of said agreement, the Trustee shall have the sole and exclusive

          responsibility therefor.

     c.   The Board of Directors shall choose the Trustee and shall consider and respond in a timely fashion to recommendations of the Committee with respect to continuation of the Trustee. Otherwise, the Board of

          Directors shall have no fiduciary duty with respect to control or management of the assets of the Fund.

     d.   The Committee shall have the following duties and responsibilities in respect of control and management of the Fund assets:

          (i)   In accordance with the agreement between the Trustee and the

                Company, designate the manner in which amounts contributed by the Company under the Plan shall be allocated to the investment managers selected by the Committee and direct transfers from one investment manager to another.

          (ii)  At reasonable intervals, not less than annually, review generally the performance of the Trustee and investment managers with respect to control
                and management of assets of the Fund and determine whether there is any reason why the Trustee or any investment manager should not continue to be used as a funding mechanism under the Plan.

        (iii)   Where, in the judgment of the Committee, after exercising the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the same circumstances,

                the performance of the Trustee or an investment manager does not meet the standards of review set forth in d.(ii) above, make such recommendation to the Board of Directors as seems

                appropriate to the Committee under the circumstances.

        Except as set forth in this paragraph d., the Committee shall have no fiduciary duty with respect to control or management of the assets of the Fund.

   e.   The specific duties of the named fiduciaries identified above shall be the several and not the joint responsibility of each according to the terms hereof, and no such named fiduciary shall be liable for the act or omission of any other fiduciary, or for the breach of any duty not his specific responsibility, unless either (i) by his failure to administer properly his specific responsibility he has enabled such other person to commit a breach of fiduciary obligation, (ii) he knowingly participates in, or knowingly undertakes to conceal, an act or omission of another person, knowing such act or omission to be a breach, or (iii) having knowledge of the breach of another, he fails to make reasonable efforts under the circumstances to remedy such breach.

7.2 - Company Contributions.
---------------------------

     a.   The Company shall make contributions under the Plan at such times and in such amounts as are actuarially determined to be required to meet the cost of providing benefits under the Plan; provided, however, that the Company's contributions for any Plan Year beginning after December

          31, 1975 shall in no event be less than the debit balance, if any, at the end of such year in the Funding Standard Account created pursuant to c. below. All fees and other expenses with respect to

          administration of the Plan shall be paid by the Company to the extent not paid out of the Fund assets.

     b.   Any forfeiture arising from a Member's termination of employment or death or for any other reason prior to the termination of the Plan will be used to reduce any Company contribution required pursuant to

          a. above and will not increase any benefits otherwise payable hereunder.

     c.   For Plan Years beginning after December 31, 1975, there shall be established a Funding Standard Account for the Plan, to which shall be debited at the end of each Plan Year the normal cost of the Plan for such year plus other charges to the Account required by ERISA, and to which shall be credited the amount of the Company's contributions considered paid for such Plan Year and the other credits required by

          ERISA.

7.3 - Irrevocability. The Company shall have no right, title, or interest in the
--------------------

contributions made by it to the Fund and no part of the Fund shall revert to the

Company except that, after satisfaction of all liabilities of the Plan as set forth in Section 9.2, any amount remaining shall be deemed to have resulted from an erroneous actuarial calculation and shall revert to the Company; however, all contributions are conditioned on their deductibility and the continued

qualification of the Plan. Amounts contributed under the following circumstances shall be returned to the Company within one year of the indicated date:

     a.   By mistake of fact - date of payment.

     b.   Before disallowance of deduction - date of disallowance of deduction.

                              Article 8

                            ADMINISTRATION
                            --------------



8.1 - Committee on Employee Benefits.
------------------------------------

     a.   The Board of Directors shall appoint a Committee consisting of at least three members, each of whom shall signify his acceptance of appointment in writing to the Board of Directors, each of whom shall be subject to removal by the Board of Directors at any time, and each of whom shall be "named fiduciaries" of the Plan. Any Employee of the

          Company, or member of the Board of Directors, shall be eligible to be appointed a member of the Committee.

     b.   The Board of Directors shall have no duty with respect to the administration of the Plan other than the appointment of the

          Committee. Neither the Board of Directors nor any member thereof shall be responsible as such for the performance of the duties of the

          Committee or of any other person with respect to administration of the

          Plan in the absence of:

          (i)   knowing participation in or concealment of an act or omission with knowledge that it constitutes a breach of duty,

          (ii)  failing to act prudently in selecting or continuing in office the members of the Committee, which failure enables a member or members thereof to breach their duties, or

         (iii)  failing to make reasonable efforts under the circumstances to remedy any known breach of fiduciary responsibility by another.

8.2 - Fiduciary. Duties.
-----------------------

     a.   The Committee shall have the following duties, responsibilities, and authority with respect to administration of the Plan:

          (i)    Remit Company contributions to the Trustee and direct the

                 Trustee with respect to payment of benefits.

          (ii)   Make such uniform and nondiscriminatory rules, regulations, and forms for the administration and interpretation of the Plan as are consistent with the terms hereof or of applicable law.

          (iii)  Establish and maintain records appropriate to permit the Plan to be administered according to its terms and the requirements of applicable law.

          (iv)   Prepare and file or otherwise disseminate all reports, filings,

                 and documents required by applicable law or governmental

                 regulations.

          (v)    Establish in writing and maintain a claims procedure in

                 accordance with regulations of the Secretary of Labor pursuant to Section 503 of ERISA.

          (vi)   Employ such persons, including but not limited to accountants,

                 actuaries, and counsel, as it deems appropriate to render

                 advice with regard to any responsibility it has under the Plan.

          (vii)  Take all other steps deemed necessary to administer the Plan properly in accordance with its terms and the requirements of applicable law or governmental regulation.

     b.   The Committee may allocate its administrative responsibilities among its members and may delegate either named fiduciaries or persons other than named fiduciaries to carry out such responsibilities. Any such allocation or delegation shall be made
          in writing and shall specifically identify (i) the person or institution to whom a duty is allocated or delegated, and (ii) the nature and scope of the duty allocated or delegated. To the extent a duty or responsibility is so allocated or delegated, neither the

          Committee nor any member thereof (who is not the person to whom the duty is allocated or delegated) shall be liable for an act or omission of the person or institute delegated to carry out that duty or responsibility, except to the extent that the Committee or member hereof (other than such person) either (i) violated its responsibility hereunder with respect to making or permitting the allocation or delegation to continue, (ii) knowingly participated in or attempted to conceal a known breach of obligation, or (iii) having knowledge of such a breach, failed to make reasonable efforts under the circumstances to remedy the breach.

     c.   A named fiduciary or other person or institution to whom a responsibility or duty of the Committee is allocated or delegated in accordance with b. above shall be responsible only for the performance of that responsibility or duty as specified in the written allocation or delegation, and shall not be liable for the act or omission of any other person with respect to that duty or responsibility unless either

          (i) by his failure to administer his specific responsibility he has enabled such other person to commit a breach of fiduciary obligation;

          (ii) he has knowingly participated in, or knowingly undertaken to conceal, an act or omission of another person, knowing such act or omission to be a breach, or (iii) having knowledge of the breach of another, he has failed to make reasonable efforts under the circumstances to remedy that breach.

8.3 - Procedure and Compensation.
--------------------------------

     a.   Action of the Committee shall be by vote of the majority of all the members. The Committee may act, notwithstanding the existence of a vacancy, if there are at least three members. The concurrence or dissent of any member may be by telephone, wire, cablegram, or letter.

          A member of the Committee shall not vote upon any question nor upon the exercise of any right or option under the Plan relating specifically to him or his Beneficiaries.

     b.   The Committee shall keep written minutes of all its proceedings, which shall be open to inspection by the Board of Directors. With respect to any decision by the Committee which affects the rights of any Member or Beneficiary who has made a claim for benefits under the Plan, the

          Committee shall include in its minutes a brief explanation of the grounds on which such decision was based and the vote cast by each member of the Committee regarding such decision.

     c.   Members of the Committee shall serve without compensation, unless otherwise determined by the Board of Directors, but shall be reimbursed by the Company for all necessary expenses reasonably incurred in the performance of their duties under the Plan.

8.4 - Insurance, Indemnification, and Bond.
------------------------------------------

     a.   The Company may purchase insurance to cover potential liability of one or more persons who serve in a fiduciary capacity with respect to this Plan.

     b.   The Company may, consistent with its By-Laws and the applicable law,

          indemnify some or all of the members of the Board of Directors, some or all of its officers, the members of the Committee, and any other fiduciary of the Plan or Employee of the

          Company from any liability, loss, or other financial consequence,

          including the costs of defense in legal proceedings, with respect to any act or omission relating to this Plan, and including, but not limited to, any such liability imposed by ERISA.

     c.   No bond or other security shall be required of any member of the

          Committee or any other fiduciary of the Plan, except to the extent required by Section 412 of ERISA.

                                    Article 9

                  AMENDMENT, DURATION, TERMINATION, AND MERGER
                  --------------------------------------------



9.1 - Amendment and Duration of the Plan. The Company hopes and expects to
----------------------------------------

continue the Plan, but necessarily reserves the right to amend the Plan at any time, or from time to time, or to terminate the Plan. Amendments shall be in accordance with ERISA and shall be made by appropriate actions of the Board of

Directors. Except as provided in Section 7.3, no such action shall operate to recapture for the Company any part of the Fund previously contributed to the

Trustee under the Plan or, except to the extent necessary to meet the requirements of the Internal Revenue Service or any other governmental authority, to adversely affect the retirement benefits of Members already retired or the Fund securing such retirement benefits.

9.2 - Termination of the Plan. In the event of termination of the Plan:
-----------------------------

     a.   No benefits will be payable from the Plan to the extent they do not constitute "accrued benefits" within the meaning of Section 3(23)(A)

          of ERISA or benefits protected under Section 204(g) of ERISA.

     b.   To the extent not already vested, the interests of Members in their benefit liabilities (as defined under Title IV of ERISA) which remain after the application of a. shall, to the extent funded, automatically become fully vested and nonforfeitable, and their interests in all other benefits under the Plan shall be permanently forfeited. The assets of the Fund shall constitute the sole source of benefits under the Plan and under no circumstances shall the Company be liable for pension payments except in accordance with Title IV of ERISA. Upon satisfaction of remaining benefit
          liabilities (as defined under Title IV of ERISA), any residual assets remaining in the Plan shall revert to the Company.

     c.   Benefit liabilities may be satisfied by the payment of lump sums,

          through the purchase of annuity contracts, or by any other method permitted by law at such time or times as is determined by the

          Committee. In the event of the payment of lump sums on account of the

          Plan's termination, the amount of the lump sums will be calculated by reference to the Normal Retirement Benefit or, for those who have passed Normal Retirement Date, the Late Retirement Benefit; no

          subsidies will be included in the calculations.

In the event of a partial termination of the Plan (as defined under Section

411(d)(3) of the Code), the rights of Members affected by the partial termination in their benefit liabilities (as defined under Title IV of ERISA but subject to a., b. and c. of this Section) shall, to the extent funded,

automatically become fully vested and nonforfeitable to the extent required by law. Nothing in this Section prevents the Company from reducing or eliminating benefit liabilities that are not accrued benefits or benefits protected under

Section 411(d)(6) (or any successor provision) of the Code at any time. In addition, the Company may reduce any benefits under the Plan prospectively.

If the Plan terminates, the benefit of any highly compensated Employee and highly compensated former Employee (as determined under Section 414(q) of the

Code) is limited to a benefit that is nondiscriminatory under Section 401(a)(4)

of the Code.

9.3 - Merger of the Plan. No merger or consolidation of the Plan with, or
------------------------

transfer of assets or liabilities of the Plan to, any other plan shall be permitted unless each Member would, if the Plan terminated immediately after the merger, consolidation, or transfer, receive a benefit equal to or greater than the benefit he would have been entitled to receive if the Plan had terminated immediately before such merger, consolidation, or transfer.

                                   Article 10

                    LIMITATIONS ON CONTRIBUTIONS AND BENEFITS
                    -----------------------------------------



10. I - Maximum Benefit.
-----------------------

     a.   The annual benefit payable to any Member shall not exceed the lesser of the amounts detemined under subparagraphs (i) and (ii) below:

          (i)   The Member's Service Ratio times 100% of the Member's average annual compensation for his highest 36 consecutive months. In each instance, the maximum compensation limitation set forth in this subparagraph (i) shall be adjusted by multiplying the

                Member's average annual compensation for his highest 36

                consecutive months by a fraction, the numerator of which is the adjusted maximum dollar limitation prescribed by the Secretary of the Treasury under Section 415(d)(1)(A) of the Code for the calendar year in which the computation is made and the

                denominator of which is the adjusted maximum dollar limitation prescribed by the Secretary of the Treasury under Section

                415(d)(1)(A) of the Code for the calendar year in which the

                Member terminates his employment, and/or by any other method of adjustment permitted by the Internal Revenue Service. For

                purposes of this Article 10, the term compensation shall mean compensation as described in Section 1.415-2(d) of the Income

                Tax Regulations.

        (ii)   The Member's Benefit Service Ratio times $90,000 (or such

               increased amount as may be specified from time to time by the

               Secretary of the Treasury or his delegate). In the event that a

               Member commences benefits prior to his Social Security Retirement

               Age, the $90,000 maximum dollar limitation set forth in this subparagraph (ii) shall be reduced by 5/9 of 1% for each of the first 36 months and 5/12 of 1% for each of the additional months

               (up to 24 months) by which benefits commence after age 62 and prior to his Social Security Retirement Age and actuarially reduced using an annual interest rate equal to 5% compounded for the number of years and fractions of a year intervening between the Member's benefit commencement date and the date upon which he would attain age 62. In the event that a Member commences

               benefits after his Social Security Retirement Age, the $90,000 maximum benefit limitation set forth in this subparagraph (ii)

               shall be actuarially increased using an annual interest rate equal to 5% compounded for the number of years and fractions of a year intervening between the date upon which the Member attained his Social Security Retirement Age and benefit commencement date.

   b.   The limitation upon the annual benefit payable to a Member set forth in a. above shall not apply in any case in which the annual benefit payable to a Member does not exceed $10,000 multiplied by the Member's

        Benefit Service Ratio and the Member has never participated in a defined contribution plan as defined in Section 414(i) of the Code.

   c.   For purposes of a. and b. above, the benefits payable to a Member shall be converted to a straight life annuity for the life of the

        Member. This conversion shall not take into account (i) benefits payable to the Member which are not directly related to retirement income, or (ii) any portion of any joint and survivor annuity payable to the Member which constitutes a qualified joint and survivor annuity.

   d.   For purposes of a. and b. above, a Member's Service Ratio shall be a fraction, not to exceed 1.0, the numerator of which is the Member's

        Vesting Service and the denominator of which is ten. The Member's

        Benefit Service Ratio is the same fraction as above but substituting

        Benefit Service for Vesting Service.

   e.   Notwithstanding anything contained in this Article 10 to the contrary,

        the annual benefit payable to each Employee who was a Member before

        October 3, 1973 shall not be deemed to exceed the limitation upon the annual benefit payable to a Member set forth in a. above if such annual benefit does not exceed the lesser of the following:

        (i)  100% of the Member's compensation on October 2, 1973, and

        (ii) the benefits payable to the Member under the terms of the Plan as in effect on October 2, 1973, assuming no raise in the Member's compensation after October 2, 1973.

   f.   Notwithstanding anything contained in this Article 10 to the contrary,

        the annual benefit payable to each Employee who was a Member before

        December 31, 1982 shall not be less than the annual benefit payable to the Member on December 31, 1982 under the terms of the Plan, including this Article 10, as in effect on July 1, 1982. The annual benefit payable to each Employee who was a Member before

          December 26, 1987 shall not be less than the benefit determined as of December 26, 1987.

10.2 - Additional Limitation on Benefits.  In addition to the limitations
----------------------------------------

imposed by Section 10.1, the following additional limits shall also apply to any Member who participates in a defined contribution plan as defined in

Section 414(i) of the Code.

     In the case of such a Member, the sum of the Defined Benefit Plan

Fraction and the Defined Contribution Plan Fraction as described below for any Plan Year shall not exceed 1.0. In the event the sum of such fractions exceeds 1.0 as of the end of any Plan Year, the Member's maximum benefit under Section 10.1 shall be reduced to the extent required to limit the sum of such fractions to 1.0.

     a.   The Defined Benefit Plan Fraction is determined by dividing:

          (i)  the annual benefit of the Member, as adjusted pursuant to the rules in Section 10.1.d., determined by projecting the

               Member's Benefit Service to his Normal Retirement Date but

               based on the assumption,that the Member's compensation and all other relevant factors used to determine benefits during the Plan Year being tested remain unchanged, by

          (ii) the lesser of

                    (1)  the Member's limitation determined under Section

                         10.1.a.(i), based on the assumption that current

                         compensation remains unchanged until the Member's

                         Normal Retirement Date, multiplied by 1.4, or

               (2)  the Member's limitation determined under Section

                    10.1.a.(ii), assuming that the Member has attained his

                    Normal Retirement Date, multiplied by 1.25.

     b.   The Defined Contribution Plan Fraction is determined by dividing

          (i)  the total "annual additions" for each year of Benefit

               Service of the Member. For this purpose, an annual addition is the amount of after-tax employee contributions

               contributed by a Member (during a Plan Year ending on or

               before December 26, 1987, the amount which represents the

               lesser of (1) after-tax employee contributions in excess of
               ------

               6% of compensation, or (2) one-half of after-tax employee

               contributions) plus any Company contributions made on the

               Member's behalf to a defined contribution plan, and if the

               Member is a Key Employee, any Company contributions to a

               funded welfare benefit plan providing post retirement

               medical benefits to employees, by

          (ii) the sum of the maximum "annual additions" which could have been made for each year of Benefit Service of the Member.

               For this purpose, the maximum annual addition which could

               have been made for a member in any Plan Year is the lesser of (1) 35% of compensation, and (2) the maximum dollar

               contribution limit as specified in Section 415(c)(1)(A) of the Code for a Plan Year, based on the dollar limitation in effect on the January 1 which falls within the Plan Year,

               multiplied by 1.25.

10.3 - Temporary Limitations.
----------------------------

     a.   For Plan Years beginning before January 1, 1991, in the event that the Plan is terminated or the full current costs thereof applicable to the first ten years following a Commencement Date,

          as hereinafter defined, have not been met at any time, the benefits provided under the Plan which any of the 25 Highest Paid

          Employees, as hereinafter defined, may receive shall not exceed those which can be provided from Corporation contributions not in excess of the largest of the following amounts:

          (i)  the Company contributions (or funds attributable thereto)

               which would have been applied to provide the benefits for

               the Members if the Plan as in force on the date preceding

               any Commencement Date had been continued without change,

         (ii)  $20,000, or

        (iii)  the sum of (1) the Company contributions (or funds

               attributable thereto) which would have been applied to

               provide the benefits for the Members if the Plan as in

               effect on the day preceding any applicable Commencement Date had been terminated on that day, and (2) an amount computed by multiplying the number of years in the period for which the current costs of the Plan on and after any applicable

               Commencement Date are met, by 20% of the first $50,000 of

               his average annual Compensation during such period.

     b.   Notwithstanding the limitations in Section 10.3.a., the

          contributions of the Company (or funds attributable thereto)

          which may be applied to provide retirement benefits under the

          Plan to any of the 25 Highest Paid Employees, as hereinafter defined,
          shall not exceed the following limitations if they would result in a greater amount of Company contributions to be used for the benefit of such restricted Employees:

          (i)  In the case of a substantial owner (as defined in Section

               4022(b)(5) of ERISA), a dollar amount which equals the

               present value of the benefit guaranteed for such restricted

               Employee under Section 4022 of ERISA, or if the Plan has not terminated, the present value of the benefit that would be guaranteed if the Plan terminated on the date the benefit

               commences, determined in accordance with regulations of the

               Pension Benefit Guaranty Corporation.

         (ii)  In the case of other restricted Employees, a dollar amount which equals the present value of the maximum benefit

               described in Section 4022(b)(3)(B) of ERISA (determined on the earlier of the date the Plan terminates or the date

               benefits commence, and determined in accordance with

               regulations of the Pension Benefit Guaranty Corporation)

               without regard to any other limitations in Section 4022 of

               ERISA.

     c.   These conditions shall not restrict the current payment of full retirement benefits called for by the Plan for any Member or

          Beneficiary while the Plan is in full effect. In the event that any funds are realized by operation of the restrictions set forth in this Section 10.3, they will be used to reduce subsequent

          Company contributions, for the benefit of Members, other than the

          25 Highest Paid Employees, on a basis which will not result in discrimination in favor of the more highly compensated Employees.

     d.   For the purposes of this Section 10.3, the "25 Highest Paid

          Employees" shall mean the 25 highest paid Employees of the

          Corporation as of the applicable Commencement Date, including any such highly paid Employees who are not covered by the Plan at that time but who may later be covered, but excluding any

          Employees whose annual benefit will not exceed $1,500.00.

     e.   For the purpose of this Section 10.3, "Commencement Date" shall mean July 1, 1972 or the effective date of any amendment to the

          Plan which increases substantially the possibility of

          discrimination in favor of highly compensated Employees. The extension of the Plan by action of the Company to a group of

          Employees not previously covered hereunder shall not constitute an amendment of the Plan, but the effective date of such

          extension shall constitute a Commencement Date for that group only.

     f.   For Plan Years beginning on or after January 1, 1991, benefits distributed to any of the 25 most highly paid active and former highly compensated employees (within the meaning of Section

          414(q) of the Code) are restricted such that the annual payments are no greater than an amount equal to the payment that would have been made on behalf of the Member under a straight life benefit that is the actuarial equivalent (using the UP-1984

          Mortality Table and 6% interest) of the sum of the Member's accrued benefit and the Member's other benefits (if any) under the Plan. The preceding sentence shall not apply if: (i) after payment of the benefit to a Member described in the preceding sentence, the value of Plan assets equals or exceeds 110% of the value of current liabilities, as defined in Section 412(1)(7) of the Code, or (ii) the value of the benefits for a Member described above is less than 1% of the value of current

          liabilities.

     g.   In the event that it should be determined by statute or by ruling of the Internal Revenue Service that the provisions of this

          Section 10.3 are no longer necessary to qualify the Plan under the Code, this Section 10.3 shall become ineffective without amendment to the Plan.

                                Article 11

                               MISCELLANEOUS
                               -------------



11.1 - Inalienability of Benefits. Except to the extent otherwise provided
---------------------------------

by law or by the issuance of a qualified domestic relations order (within the meaning of Section 206(d), or such successor Section, of ERISA), the

Trustee shall make benefit payments only directly to Members or

Beneficiaries entitled to benefits under the Plan or to persons or institutions designated under Section 6.3, and no right or claim to benefit payments from the Fund or assets of the Fund shall be assignable or alienable, nor shall such rights or claims be subject to attachment,

execution, garnishment, levy, or other legal or equitable process.

11.2 - Rights of Participants. Nothing herein contained shall be deemed to
-----------------------------

give any Employee the right to be retained in the service of the

Corporation or to interfere with the right of the Corporation to discharge any Employee at any time without regard to the effect which such discharge may have upon his rights, if any, under the Plan; nor shall anything contained herein be deemed to give the Corporation the right to require any

Employee to remain in its service at any time.

11.3 - Representations to Fiduciaries. Any person who is fiduciary with
-------------------------------------

respect to this Plan shall be entitled to rely on representations made by

Members, Employees, and Beneficiaries with respect to age, marital status,

and other personal facts, unless said fiduciary knows said representations to be false.

11.4 - Applicable Law. The provisions of this Plan shall be construed,
---------------------

regulated, and administered under and in accordance with the laws of the

Commonwealth of Virginia, except to the extent, if any, such laws are superseded by ERISA.

11.5 - Terminated Vested Members as of December 25, 1984. The following
--------------------------------------------------------

provisions shall apply to a Member who terminated employment prior to

December 26, 1984, with a right to a Deferred Vested Benefit under Section

4.4, and who had not yet commenced receiving benefit payments as of

December 25, 1984:

     a.   If the lump sum value of the Deferred Vested Benefit payable to such terminated vested Member as determined under Section 6.3.b.

          as of January 1, 1985, is $3,500 or less, the lump sum value of such benefit shall be paid to such Member as soon as possible after January 1, 1985.

     b.   If the lump sum value of the Deferred Vested Benefit payable to such terminated vested Member, determined as of January 1, 1985,

          is greater than $3,500, the following options shall be made available to the Member as of January 1, 1985:

          (i)  Such terminated vested Member may elect to receive the lump sum value of his Deferred Vested Benefit, as determined

               under Section 6.3.b. as of January 1, 1985.

         (ii)  A married terminated vested Member who terminated employment after June 25, 1976 may elect the Pre-Retirement Death

               Benefit provided under Section 4.5.a., with such Member's

               Deferred Vested Benefit reduced by 1/60% for each completed month such election is in effect up to the first day of the month following such Member's attainment of age 55 plus

               1/24% for each completed month such election is in effect

               after such Member's attainment of age 55 up to his Normal

               Retirement Date. Such election may be revoked at any time

               and the option in (iii) below elected.

        (iii)  Such terminated vested Member may elect to remain entitled to a Deferred Vested Benefit under Section 4.4 with the

               right to elect the option in (ii) above at any time.

          If such terminated vested Member terminated employment after

          August 23, 1984, the written consent of the Member's spouse to the elections in (i) and (iii) above must be obtained and shall be filed with the Committee and shall acknowledge the effect of such election and be witnessed by a Plan representative or notary public. Such elections shall be deemed effective without such spousal consent if the Member evidences to the Committee that there is no spouse or the spouse cannot reasonably be located.



11.6 - Pre-Retirement Death Benefit Effective August 24. 1984. The
-------------------------------------------------------------

provisions of Section 4.5 shall be effective for Active Members for deaths occurring after August 23, 1984. The provisions of Section 4.5 shall be effective for terminated vested Members under Section 11.5 for deaths occurring after August 23, 1984 and before the earlier of the date an election under Section 11.5 is received and the date such election is due to be received by the Company.

                                 Article 12

                            TOP HEAVY PROVISIONS
                            --------------------



The provisions of this Article 12 shall become applicable only under the circumstances described hereunder:

12.1 - Determination of Top Heavy Plan. The Plan shall be deemed "Top
--------------------------------------

Heavy" with respect to any Plan Year commencing on and after December 26,

1984 if, as of the last day of the preceding Plan Year (the "Determination

Date"), the present value of the cumulative accrued benefits for "Key

Employees", as defined in Section 416(i)(1) of the Code, under the Plan and all other plans in the "Aggregation Group" as defined below, exceeds 60% of the present value as of the Determination Date of the cumulative accrued benefits under all such plans for all Employees. For purposes of this

Article 12, (i) the term "Aggregation Group" shall mean each plan of the

Employer in which a Key Employee participates and each other plan of the

Employer which enables such plan to meet the requirements of Section 401

(a)(4) or 410 of the Code; (ii) the present value of such accrued benefits shall be computed in accordance with Section 416(g) of the Code on the basis of the UP-1984 Mortality Table and 8% interest; and (iii) the above percentage ratio shall be determined as of the Determination Date by a fraction, the numerator of which is the sum of the present value of the accrued benefits of Key Employees under the Plan and all other plans in the

Aggregation Group, and the denominator of which is the sum of the present value of the accrued benefits under all such plans, including the Plan, for all Employees.

12.2 - Special Minimum Vesting Rules. Notwithstanding Section 4.4, for any
------------------------------------

Plan Year with respect to which the Plan is deemed Top Heavy, a Member shall be entitled, upon termination of employment with the Company other than by retirement or death, to a Deferred Vested Benefit, determined under Sections 5.4 and 12.3 below, based on his Vesting Service in accordance with the following schedule:

                                        Vesting Percentage
               Vesting Service          of Accrued Benefit
               ---------------          ------------------

                  2 years                        20%
                  3 years                        40
                  4 years                        60
                  5 or more years               100


12.3 - Special Minimum Benefit Accruals.
----------------------------------------

     a.   Notwithstanding Section 5.1, for any Plan Year with respect to which the Plan is deemed Top Heavy the accrued annual retirement benefit of a Member who is not a Key Employee and has completed a year of Benefit Service during such Plan Year shall not be less than 2% of his "Average Compensation" multiplied by the number of years of his Vesting Service, not in excess of ten, for the years during which the Plan is Top Heavy. For purposes of this Section

          12.3, "Average Compensation" shall mean the average annual compensation (subject to the limitations specified in Section

           416(d) of the Code) of a Member for the five consecutive years of his Vesting Service commencing on and after December 26, 1984,

          during which he received the greatest aggregate compensation from the Company (as that term is described in Article 10), excluding any compensation for service after the last year in which the

          Plan is Top Heavy.

     b.   If the Plan is Top Heavy in any year and ceases to be Top Heavy in a subsequent year, the following provisions shall be

          applicable:

          (i)  The accrued retirement benefit in any such subsequent year shall not be less than the minimum accrued retirement

               benefit provided in a. above, computed as of the end of the most recent year during which the Plan was Top Heavy.

         (ii)  A Member who has completed five years of Vesting Service on or before the last day of the most recent year during which the Plan was Top Heavy shall have a nonforfeitable right to his accrued retirement benefit, computed as of any

               subsequent date, and deferred to commence on his Normal

               Retirement Date.

        (iii)  A Member who has completed at least three, but less than five, years of Vesting Service on or before the last day of the most recent year during which the Plan was Top Heavy

               shall continue to have a nonforfeitable right to his accrued retirement benefit as of such date, deferred to commence on his Normal Retirement Date, but any benefit accruals after the Plan ceases to be Top Heavy shall be nonforfeitable only in accordance with the provisions of Section 5.4.

12.4 - Special Benefit Limitations. Notwithstanding the provisions of
----------------------------------

Article I0, if during any Plan Year an Employee participates in both a defined contribution plan and a defined benefit plan maintained by the

Company which comprise a "Top Heavy Group", as defined in Section

416(g)(2)(B) of the Code, the denominators of the Defined Benefit Plan

Fraction and the Defined Contribution Plan Fraction, as described in

Section 10.2, shall be calculated by substituting "1.0" for "1.25" each place it appears in such Section; provided, however, that this Section 12.4 shall not apply with respect to a plan in the Top Heavy Group if (i) such plan would satisfy the requirements
of Section 416(h)(2)(A) of the Code, and (ii) the aggregate cumulative accrued benefits and account balances of Key Employees under all plans in the Top Heavy Group do not exceed 90% of the aggregate accrued benefits and cumulative account balances under all such plans for all Employees.

12.5 - Special Rules for Terminated Employees. Notwithstanding the foregoing
---------------------------------------------

provisions of this Article 12, effective for Plan Years commencing on and after December 26, 1985 if a former Employee has not received any

Compensation from the Company (other than benefits under the Plan) at any time during the five-year period ending on the Determination Date, any accrued benefit for such former Employee shall not be taken into account in determining whether the Plan is considered Top Heavy.



IN WITNESS WHEREOF, the Company, by its authorized officers, has caused

these presents to be signed on the 21st day of    December        ,1995.
                                   ----        -------------------



Attest:                                 BDM FEDERAL, INC.



John F. McCabe                          By:  /s/ Philip A. Odeen
-------------------------                    ------------------------------
                                             President